EX.99.906CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
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     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Bridges Investment Fund, Inc., does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Bridges Investment Fund, Inc., for the period ended June 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Bridges Investment Fund for the stated period.

/s/ Edson L. Bridges III                     /s/ Randall D. Greer
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Edson L. Bridges III                         Randall D. Greer
President, CEO, CIO,                         Executive Vice President, CCO,
Bridges Investment Fund, Inc.                Bridges Investment Fund, Inc.

/s/ Nancy K. Dodge
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Nancy K. Dodge
Treasurer, Bridges Investment Fund, Inc.

Dated:  8/4/2005
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This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Bridges Investment Fund, Inc. for purposes of the Securities Exchange Act of 1934.